LOAN AGREEMENT

May 22, 2014

Poly Shield Technologies Inc.  (the “Lender”) of 888 S Andrews Ave, Suite 201, Fort Lauderdale, Florida 33316, advanced US$50,000 (the “Principal Sum”) to New World Technologies Group Inc. (the “Borrower”) of 888 S Andrews Ave, Suite 201, Fort Lauderdale, Florida 33316,.  The Lender advanced the funds on May 22, 2014.

The Borrower agrees to repay the Principal Sum on demand, together with interest calculated and compounded monthly at the rate of 6% per year (the “Interest”) from May 22, 2014.  The Borrower is liable for repayment for the Principal Sum and accrued Interest and any costs that the Lender incurs in trying to collect the Principal Sum and the Interest.

The Borrower will evidence the debt and its repayment of the Principal Sum and the Interest with a promissory note in the attached form.

LENDER

BORROWER

Poly Shield Technologies Inc.

New World Technologies Group Inc.

Per:

Per:

/s/ Rasmus Norling

/s/ Kevin Sieveres_________________

Authorized Signatory

Authorized Signatory

PROMISSORY NOTE

Principal Amount: US$50,000	May 22, 2014

FOR VALUE RECEIVED New World Technologies Group Inc., (the “Borrower”) promises to pay on demand to the order of Poly Shield Technologies Inc. (the “Lender”) the sum of $50,000 lawful money of United States of America (the “Principal Sum”) together with interest on the Principal Sum from May 22, 2014 (“Effective Date”) both before and after maturity, default and judgment at the Interest Rate as defined below.

For the purposes of this promissory note, Interest Rate means 6 per cent per year.  Interest at the Interest Rate must be calculated and compounded monthly not in advance from and including the Effective Date (for an effective rate of 6.168% per annum calculated monthly), and is payable together with the Principal Sum when the Principal Sum is repaid.

The Borrower may repay the Principal Sum and the Interest in whole or in part at any time.

The Borrower waives presentment, protest, notice of protest and notice of dishonour of this promissory note.

BORROWER

New World Technologies Group Inc.

Per:

/s/ Kevin Sieveres_________________

Authorized signatory